QUAKER® INVESTMENT TRUST

Supplement dated March 8, 2010
To the Statement of Additional Information
Dated October 28, 2009 for the
Quaker Small-Cap Value Fund

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus.  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

Effective March 8, 2010, the following replaces the current section entitled “Advisory Fees.” on page 21, in “INVESTMENT ADVISER.”

Advisory Fees.  Pursuant to the Advisory Agreement, the Funds compensate the Adviser for these services by paying the Adviser an annual advisory fee assessed against daily average net assets under management in each Fund as follows:

Name of Fund	Total Advisory and Subadvisory Fee Paid as a Percentage of Average Net Assets
Quaker Global Tactical Allocation Fund	1.25%
Quaker Long-Short Tactical Allocation Fund	1.70%
Quaker Small-Cap Growth Tactical Allocation Fund	1.00%
Quaker Strategic Growth Fund	1.30%
Quaker Capital Opportunities Fund	0.93%
Quaker Mid-Cap Value Fund	1.05%
Quaker Small-Cap Value Fund	1.00%

The following table provides the actual aggregate advisory fees paid by each Fund during the fiscal years ended June 30, 2009, 2008, and 2007.  Each class of each Fund pays its proportionate share of the advisory fees.

Name of Fund	2009	2008	2007
Quaker Global Tactical Allocation Fund(1)	$390,314	$61,976	$0
Quaker Long-Short Tactical Allocation Fund(2)	$4,211	$0	$0
Quaker Small-Cap Growth Tactical Allocation Fund(3)	$36,888	$0	$0

Quaker Strategic Growth Fund	$10,741,112	$12,868,888	$11,511,920
Quaker Capital Opportunities Fund	$99,230	$143,940	$212,222
Quaker Mid-Cap Value Fund	$139,747	$985,549	$1,302,046
Quaker Small-Cap Value Fund (4)	$895,300	$779,413	$920,424

(1)	The Quaker Global Tactical Allocation Fund commenced operations on April 18, 2008.

(2)
Prior to June 15, 2009 the Top Flight Long-Short Fund (the “Top Flight Fund”) was a series of the Rock Canyon Funds.  On June 15, 2009, the Top Flight Fund was reorganized into the Quaker Long-Short Tactical Allocation Fund.

(3)	The Quaker Small-Cap Growth Tactical Allocation Fund commenced operations on September 30, 2008.

(4)
Under the current advisory fee structure, Quaker Small-Cap Value Fund pays the Adviser total advisory and subadvisory fees of 1.00% (0.30% to Adviser and 0.70% to the sub-adviser) annualized, of the Fund’s average daily net assets.  From May 3, 2005 until March 8, 2010, the sub-adviser to Quaker Small-Cap Value Fund voluntarily agreed to charge the Fund a subadvisory fee rate of 0.85% on the first $25 million of assets of the Fund and 0.80% on all amounts in excess of $25 million, in accordance with the sub-adviser’s “most favored nation” policy that provides for a subadvisory fee based upon a rate no greater than the lowest rate offered by the sub-adviser to another client with a similar investment objective.  Further, the Adviser has voluntarily agreed to waive its advisory fee to the extent that the total operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A shares, 3.35% for Class C shares, and 2.35% for Institutional Class shares of the average net assets of each class, respectively.  For the fiscal year ended June 30, 2009, the Fund would have paid an aggregate advisory fee of $963,054, if the voluntary fee waivers had not been in place.  The Adviser currently has no intention to terminate this arrangement, although it may do so at any time in its sole discretion.

Effective March 8, 2010, the following replaces the subadvisory fee table in at the end of the section entitled “INVESTMENT SUB-ADVISERS” on page 22.

Name of Fund	Name of Sub-Adviser	Annual Fee Rate, as a percentage of average daily net assets
Quaker Global Tactical Allocation Fund	D.G. Capital Management, Inc.	0.75%
Quaker Long-Short Tactical Allocation Fund	Rock Canyon Advisory Group	1.20%
Quaker Strategic Growth Fund	D.G. Capital Management, Inc.	0.75%
Quaker Capital Opportunities Fund	Knott Capital Management	0.625%
Quaker Small-Cap Growth Tactical Allocation Fund	Century Management, Inc.	0.50%
Quaker Mid-Cap Value Fund	Kennedy Capital Management, Inc.	See below
Quaker Small-Cap Value Fund	Aronson+Johnson+Ortiz, LP	0.70%

Quaker Mid-Cap Value Fund – subadvisory fees equal to an annual rate of:

0.75 % of the average daily net assets of the Fund on assets up to $50 million; and
0.70 % of the average daily net assets of the Fund on assets above $50 million.

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